UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number    811-21247
                                                     -------------------

                      BNY/Ivy Multi-Strategy Hedge Fund LLC
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 One Wall Street
                               New York, NY 10286
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                  Joseph Murphy
                              BNY Asset Management
                                  One Wall Street
                               New York, NY 10286
                      -------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code:  1-212-635-4788
                                                           --------------------

                     Date of fiscal year end: March 31, 2007
                                              --------------

                    Date of reporting period: March 31, 2007
                                              --------------
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

          BNY/IVY MULTI-STRATEGY        Annual Report
          HEDGE FUND LLC                March 31, 2007


                                   [IVY LOGO]

                     NOTICE OF PRIVACY POLICY AND PRACTICES

BNY/Ivy Multi-Strategy Hedge Fund LLC recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC.

COLLECTION OF MEMBER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

     o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a member's name, address, Social Security number and information about a member's investment goals and risk tolerance;

     o ACCOUNT HISTORY, including information about the transactions and balances in a member's accounts; and

     o CORRESPONDENCE (written, telephonic or electronic) between a member or a member's representative and BNY/Ivy Multi-Strategy Hedge Fund LLC or service providers to BNY/Ivy Multi-Strategy Hedge Fund LLC.

DISCLOSURE OF MEMBER INFORMATION

We may disclose any of the member information we collect to third parties who are not affiliated with BNY/Ivy Multi-Strategy Hedge Fund LLC:

     o as permitted by law - for example, with service providers who maintain or service shareholder accounts for the BNY/Ivy Multi-Strategy Hedge Fund LLC or to a shareholder's broker or agent, to resolve or to protect against member fraud; and

     o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF MEMBER INFORMATION

We protect member information by requiring service providers to the BNY/Ivy Multi-Strategy Hedge Fund LLC:

     o to maintain policies and procedures designed to limit access to and use of information about members of the BNY/Ivy Multi-Strategy Hedge Fund LLC to those persons who need to know such information to provide services to us; and

     o    to maintain physical,  electronic and procedural safeguards to protect
          nonpublic   personal   information   of   members   of   the   BNY/Ivy
          Multi-Strategy Hedge Fund LLC.

THE POLICIES AND PRACTICES DESCRIBED IN THIS NOTICE APPLY TO BOTH CURRENT AND FORMER MEMBERS OF BNY/IVY MULTI-STRATEGY HEDGE FUND LLC. IF WE CHANGE THESE POLICIES AND PRACTICES IN A MANNER THAT AFFECTS THE ACCURACY OF THIS NOTICE, WE WILL NOTIFY OUR MEMBERS.

Dear Member,

We are pleased to send you the annual report for the BNY/Ivy Multi-Strategy Hedge Fund LLC for the year ended March 31, 2007. We have provided an updated analysis since the semi-annual report.

4TH QUARTER 2006

IVY REPORTED POSITIVE RETURNS ACROSS STRATEGIES IN THE FOURTH QUARTER OF 2006. The final three months of the year brought the type of environment that best suited many of our managersmultiple event and catalyst-driven opportunities, benign credit conditions, and heightened market differentiation between high and low quality investments. Each of these factors contributed positive alpha generation in the fourth quarter.

RELATIVE VALUE STRATEGIES PERFORMED WELL LED BY THE PERFORMANCE OF CONVERTIBLE ARBITRAGE. MANAGERS BENEFITED FROM TIGHTENING CREDIT SPREADS, SECONDARY MARKET RICHENING AND PARTICIPATION IN NEW ISSUES. New issuance for the convertible primary market totaled $26.4 billion for the quarter bringing the full year tally to $70.7 billion. By comparison, issuers had raised only $37.4 billion in 2005. For our multi-strategy managers, strong deal activity and strong credit markets helped boost returns across their convertible, credit, fixed income, and equity holdings. The positive returns for the Relative Value strategy occurred despite a continued decline in equity volatility, often indicative of growing complacency among investors. The Chicago Board Options Exchange Volatility Index ("VIX") registered at 11.5% in December, a decline of 3.5% since September.

U.S. EQUITIES MARKETS EXTENDED THEIR GAINS IN BOTH LARGE AND SMALL CAPITALIZATION STOCKS. Small caps held a slight edge (as measured by the difference between the Russell 2000 and the S&P 100), of 1.8% for the quarter, bringing the year to date returns to roughly the same. Much of the Russell 2000 gain was recorded in January and large cap stocks outperformed small for the last eleven months, a notable reversal. One trend did continue as value outpaced growth (as measured by the difference between the Russell 1000 Value and Russell 1000 Growth indices) by 2.1% giving value stocks, another lopsided advantage over growth of 13.2% for the full year 2006. As is often the case, the broad indices masked much turmoil across industry sectors. In December alone, returns for the Russell 2000 sectors ranged from down 15.2% in Integrated Oil to up 4.1% in Consumer Staples.

EVENT DRIVEN STRATEGIES WERE RUNNING ON ALL CYLINDERS WITH PROFITS GENERATED FROM A CONTINUED HIGH LEVEL OF CAPITAL MARKETS ACTIVITY AND A WELCOMING APPETITE FOR ACQUISITIONS, MERGERS, SPIN-OFFS AND LBOS. Worldwide M&A activity ended the year at a record $3.8 trillion, surpassing the previous record of $3.4 trillion established in 2000. For distressed managers, the quarter was successful, though new supply has been limited. There have been very few corporate defaults, with the rolling 12 month default rate at 0.8%. This is well below the 15 year historical default rate of 4.4%. Active sectors included autos, airlines, cable and wireless and energy.

CREDIT CONDITIONS WERE EXCEEDINGLY FAVORABLE AS EVIDENCED BY THE MERRILL LYNCH HIGH YIELD INDEX WHICH RETURNED 4.2% FOR THE QUARTER. This continued the index's impressive run which commenced mid-summer. The continued low default rate and generally favorable corporate earnings contributed to high yield returns. Lower rated bonds were the largest beneficiaries with CCC-rated bonds tightening by 178bps during the period. Both U.S.-based and European-based long/short credit managers performed well, benefiting from the strong tailwind in credit. Specific curve and basis trades in the auto and airline sectors were profitable, as well as positions in bank debt, asset-backed securities and CDO tranches.

1ST QUARTER 2007

IVY ALSO REPORTED STRONG PERFORMANCE ACROSS ALL STRATEGIES FOR THE FIRST QUARTER OF 2007. THIS IS ESPECIALLY SATISFYING AS THIS WAS ACHIEVED DESPITE A STRING OF MARKET EVENTS THAT HURT MANY TRADITIONAL INVESTORS. The financial markets started the year buoyed by better than expected GDP estimates, solid corporate profits and moderate inflation readings. However, in late February, a sudden drop in stocks traded in China initiated an acute stock market retrenchment around the globe. In the U.S., stocks had their worst single-day performance in nearly six years with the Dow Jones Industrial Average ending down 3.3%. European and Asian equities also posted significant declines with the FTSE 100 and the German DAX both losing 2.3%, and the French CAC-40 declining 2.6%. Fortunately, the markets recovered somewhat in March with reports of continued worldwide economic growth coupled with relatively benign inflation readings.

RELATIVE VALUE STRATEGIES PROVIDED A DIVERSE ARRAY OF RETURN DRIVERS. EQUITY, RELATIVE VALUE, CONVERTIBLE ARBITRAGE, HEDGED CREDIT POSITIONS AND EUROPEAN AND U.S. CATALYST TRADES CONTRIBUTED TO RETURNS. Helping to foster those results was the mid-quarter jump in volatility that occurred as a result of the sell-off in Chinese stocks. The VIX, which was hovering near the lower end of its range, recorded its highest level since June of last year, 19.7%, on March 5th. As is often the case, convertible managers were served well by this increase, but at the same time they were confronted with a deluge of new issues in the convertible market. In March, thirty-three new issues with an average size of $473 million raised an astounding $15.6 billion, the third highest monthly total in history.

THE POSITIVE TONE IN EQUITY MARKETS IN 2006 CONTINUED INTO JANUARY AND MOST OF FEBRUARY 2007, SETTING A NEW ALL-TIME HIGH FOR THE DOW JONES INDUSTRIAL AVERAGE. However, after the sharp fall on February 27, U.S. markets gave back a majority of their gains, ending the quarter hovering above flat. Small cap stocks were less impacted by the sell-off and significantly outperformed large caps (as measured by the difference between the Russell 2000 and the S&P 100) by 3.0% for the quarter. In the meantime, mid-cap stocks have come into their own, which many attribute to the growth in takeover and merger activity that sits squarely in this sector's realm.

Our managers' responses to the quarter's instability varied. As expected, more mature equity managers were best able to adjust exposures and managers in M&A heavy sectors, such as technology, outperformed the market. Ivy's financial sector specialists fared better than the indices, but the sector has been subject to indiscriminate selling as a byproduct of the bankruptcies of some sub-prime lenders.

EVENT DRIVEN MANAGERS EXTENDED THEIR WINNING STREAK OVER THE QUARTER. AS EXPECTED, EUROPEAN CORPORATE BUYOUTS AND RESTRUCTURINGS PROVIDED A HOST OF PROFITABLE DEALS. The market for corporate transactions is now in its fifth straight year of expansion, as the $1.1 trillion of deal activity during the first quarter was 27% higher than the same period last year. U.S. deal volume was especially robust with $439 billion of M&A activity announced, up 32% from last year.

THE CREDIT DEFAULT RATE FELL TO A MICROSCOPIC 0.75% FROM 0.84% AT YEAR END, WITH ONLY TWO DEFAULTS IN JANUARY AND ZERO DEFAULTS IN BOTH FEBRUARY AND MARCH.
MANAGERS CONTINUE TO FOCUS ON TROUBLED SECTORS SUCH AS AIRLINES AND AUTOS. One new area of interest for both distressed and special situations managers is asset-backed securities linked to sub-prime residential mortgages. Once again, an area that has suffered from overzealous lenders provides opportunities for knowledgeable investors. Considering that these asset-backed securities are derivatives of actual mortgages and can be combined with or offset by other derivatives such as indexes and even CDOs, there are endless permutations that can be tested for providing significant reward to risk situations. Recently, managers have been using a combination of individual name ABS shorts, the ABX index and CDOs of ABS to express negative views on the sector.

PERFORMANCE OF IVY'S CREDIT MANAGERS WAS STRONG ACROSS THE BOARD FOR THE FIRST QUARTER. TOP PERFORMING POSITIONS INCLUDED FUNDAMENTAL LONG/SHORT BOND PICKS, EVENT AND CATALYST TRADES AND SHORTS IN THE ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED MARKETS. While there was some short term risk reduction in response to the events in late February, market conditions were, for the most part, benign. The Merrill Lynch High Yield Master II Index increased by 2.74% over the quarter and spreads on CCC-rated paper tightened by 45bps. Fundamentally, markets remain supported by the low default rate, a robust M&A and private equity environment, ample liquidity and generally low interest rates.

Thank you for your confidence in the BNY/Ivy Multi-Strategy Hedge Fund LLC.

Sincerely,



/s/Joseph Murphy

Joseph Murphy
President
BNY/Ivy Multi-Strategy Hedge Fund LLC

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 FINANCIAL STATEMENTS AND OTHER INFORMATION
--------------------------------------------------------------------------------
 For the Year Ended March 31, 2007



 CONTENTS

 Management Discussion & Analysis ........................................    1
 Portfolio Summary .......................................................    3
 Financial Statements:
   Schedule of Investments ...............................................    4
   Statement of Assets, Liabilities and Members' Capital .................    7
   Statement of Operations ...............................................    8
   Statements of Changes in Members' Capital .............................    9
   Statement of Cash Flows ...............................................   10
   Notes to the Financial Statements .....................................   11

 Report of Independent Registered PublicAccounting Firm ..................   20
 Managers and Officers (unaudited) .......................................   21
 Information about Advisory Agreements (unaudited) .......................   22

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 MANAGEMENT DISCUSSION & ANALYSIS
--------------------------------------------------------------------------------
WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR THE FUND DURING THE PERIOD OF OCTOBER 2006 THROUGH MARCH 2007?

The overall investment environment for hedge funds over the past six months has been encouraging for the Fund's various strategies. The fourth quarter of 2006 provided a very suitable backdrop for many of our managers. The multiple event and catalyst-driven opportunities, heightened market differentiation between high and low quality investments and benign credit conditions assisted in generating alpha for the final three months of the year.

Meanwhile, the year of 2007 started with solid corporate profits, better than expected GDP estimates and moderate inflation readings, which buoyed global financial markets. However, equity markets around the globe declined in tandem in the last days of February following a sudden drop in the Chinese equity markets. Market participants attributed such a decline to the possibility of the Chinese restricting funding for speculative investments, and Alan Greenspan's commentary over a "possible, though not probable" U.S. recession. Fortunately, continued worldwide economic growth coupled with relatively benign inflation readings lifted somewhat global equity markets in March.

From a macro perspective, the U.S. Federal Reserve has opted to hold interest rates at 5.25%, due to several indicators which continue to signal an economic slowdown. The housing sector continues to be a culprit in the economic picture with declining home sales, rising inventories and the default of sub-prime mortgages lenders. The concerns revolving the sub-prime sector and its spillover risks has prompted investors to indiscriminately sell in March any equity which had exposure to risky lending, causing the financial sector to under perform other spaces.

In contrast to the U.S., the European Central Bank raised its rates in December 2006 by 25bps and again in March 2007 by another 25bps, to 3.75%. This was due to signs of a strengthening European economy. In Asia, the Bank of Japan also increased its key rate to 0.5% in February after finally ending the Zero Interest Rate Policy in July 2006. However, the end of the country's deflation is yet to materialize as mixed data continued to pour in.

GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

The Fund posted net performance of 7.22% over the last 12 months. The HFRI Fund of Funds Composite Index posted 8.31% and the S&P 500 returned 11.83% over the same period.

WHAT SPECIFIC FACTORS ACCOUNT FOR THE FUND'S PERFORMANCE FOR THE OCTOBER 2006 THROUGH MARCH 2007?

Over the six month period, strong performance was scattered across strategies. The Event Driven strategy continued to be strong with returns generated as a result of the high level of capital markets activity such as acquisitions, mergers, spin-offs and LBOs. Our managers in this strategy continue to concentrate on sectors such as airlines, autos, telecom and energy. A new profitable focus area that emerged is the sub-prime mortgage market, where there are a multitude of profitable trade combinations.

Index wise, except for the February re-pricing, global equity markets have maintained a positive tone throughout the period. The little risk aversion showed in fourth quarter of 2006 benefited our managers as many of them invested in cyclical and smaller capitalization names. During the downturn in February, more mature equity managers who were best able to adjust exposures and

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

managers in M&A heavy sectors, such as technology, outperformed the market. Ivy's financial sector specialists fared better than the indices, but the sector has been subject to indiscriminate selling as a byproduct of the bankruptcies of some sub-prime lenders. In global markets, corporate activity has energized the utility and auto sectors while the recent strength of oil prices contributed to the substantial progress enjoyed by numerous oil and mining stocks.

Relative Value strategies, specifically convertible arbitrage, benefited from tightening credit spreads, secondary market richening and participation in new issues. New issuance for the convertible primary market totaled $26.4 billion for the final quarter of 2006 bringing the full year tally to $70.7 billion. By comparison, issuers had raised only $37.4 billion in 2005. For our multi-strategy managers, strong deal activity and strong credit markets helped boost returns across their convert, credit, fixed income, and equity holdings.

Credit conditions were exceedingly favorable as evidenced by the Merrill Lynch High Yield Index returning 4.2% for the fourth quarter of 2006 and 2.74% for the first quarter of 2007. The lower rated bonds were the largest beneficiaries with CCC-rated bonds tightening by 178bps during the fourth quarter and 45bps in the first quarter. Factors contributing to our managers' strong performance over the period includes trading acumen, bond selection, and shorts on asset backed mortgages.

HOW DID THE FUND'S COMPOSITION CHANGE DURING THIS PERIOD?

We have trimmed some of our larger positions and increased exposure to the relative value multi-strategy group and U.S. equity long/short managers. Equity managers in Asia have been reduced on the margins.

WHAT IS THE STRATEGIC OUTLOOK FOR THE NEXT TWELVE MONTHS?

Over the next twelve months, we see clear alpha opportunities, but we also realize there are some distinct challenges as well. Overall, we are confident that we have positioned our portfolios to take advantage of those opportunities while limiting the downside of potential negative market conditions. In the Relative Value space, we favor managers that we believe are well-hedged and that are able to take advantage of event-driven opportunities. In the U.S. equity markets, lower net exposure managers will be emphasized over their more beta-driven counterparts. We will also continue to use sector specialists to gain greater diversification and view the Technology/Media and Healthcare sectors positively. In non-U.S. markets, Ivy's exposure will continue to be concentrated in the liquid developed markets, but we will also seek profitable opportunities in Emerging Markets--carefully balancing risk and reward--as those markets mature. In the Event Driven sector, special situations managers are positioned to perform well, as all the variables appear to be in place for 2007 merger and acquisition volume to surpass 2006's record. Defaults are not expected to rise materially, but distressed managers continue to see ample investment ideas in sectors such as auto parts and airlines. Failed telecoms, energy companies and asbestos-linked companies are also expected to generate returns, albeit to a lesser extent. In Credit strategies, market participants are expecting conditions to be similar to 2006, but are also aware of the potential for technical sell-offs or sector specific weakness. As a result, we favor long/short managers with low net exposure levels as well as relative value credit managers that can profit from an upward move in credit volatility.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
 March 31, 2007


 INCEPTION DATE                             PORTFOLIO STATISTICS

 4/1/2003                                   Members' Capital ($million): $177.1


 PORTFOLIO FUND STRATEGY BREAKDOWN*

         31.8% Equity
         31.1% Event Driven
         26.4% Relative Value
          3.4% Credit
          3.3% Money Market Fund
        -----
         96.0% Total Investments in Portfolio Funds
          4.0% Other Assets, Less Liabilities
        -----
        100.0% Members' Capital
        =====















--------------------------------------------------------------------------------
 * As a percentage of members' capital

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
 March 31, 2007

                                                   Initial
                                                 Acquisition                      Fair
 PORTFOLIO FUNDS - 92.7%                            Date          Cost            Value       Liquidity*
                                                    ----          ----            -----       ----------

 EVENT DRIVEN - 31.1%

 DISTRESSED - 12.6%
 CERBERUS PARTNERS, LP                             4/01/03      $3,650,000       $7,174,598    Semi-annually
 King Street Capital, LP++                         4/01/03       3,600,000        6,930,625      Quarterly
 Longacre Capital Partners (QP), LP                4/01/03       4,100,000        8,222,710      Quarterly
                                                                ----------       ----------
                                                                11,350,000       22,327,933
                                                                ----------       ----------

 MULTI-STRATEGY-SPECIAL SITUATIONS - 18.5%

 Davidson Kempner Partners                         4/01/03       4,700,000        7,606,709      Annually
 Deephaven Event Fund, LLC                        11/01/05       3,500,000        5,788,515      Annually
 Merced Partners Limited Partnership               4/01/03       5,950,000        9,168,640      Annually
 Scoggin Capital Management, LP II                 2/01/06       8,800,000       10,129,894      Annually
                                                                ----------       ----------
                                                                22,950,000       32,693,758
                                                                ----------       ----------

 TOTAL EVENT DRIVEN                                             34,300,000       55,021,691
                                                                ----------       ----------

 EQUITY - 31.8%

 ASIA - 1.2%

 FrontPoint Japan Fund 2X, LP                      8/01/05              --        2,166,112      Quarterly
                                                                ----------       ----------

 GLOBAL - 3.4%

 Kingdon Associates                                4/01/04       3,500,000        6,084,420      Quarterly
                                                                ----------       ----------

 REAL ESTATE - 4.2%

 Wesley Capital QP, LP                            10/01/05       5,500,000        7,431,976      Quarterly
                                                                ----------       ----------

 TECHNOLOGY - 3.2%

 Criterion Institutional Partners, LP             10/01/05       2,750,000        5,571,766      Quarterly
                                                                ----------       ----------






--------------------------------------------------------------------------------
 See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------
 March 31, 2007

                                                   Initial
                                                 Acquisition                      Fair
 PORTFOLIO FUNDS (CONTINUED)                        Date          Cost            Value       Liquidity*
                                                    ----          ----            -----       ----------

 EQUITY (CONTINUED)

 UNITED STATES - 19.8%

 Cobalt Partners, LP+                              1/01/07      $3,250,000       $3,386,502      Semi-annually
 Eminence Partners, LP+                            1/01/07       3,250,000        3,255,974      Semi-annually
 JANA Partners Qualified, LP                      10/01/06       5,500,000        6,327,767      Quarterly
 Partner Fund, LP                                  1/01/05       4,600,000        6,044,075      Quarterly
 Perry Partners, LP                                4/01/03       5,500,000        8,448,562      Annually
 Pershing Square, LP                               8/01/06       6,500,000        7,584,708      Annually
                                                                ----------       ----------
                                                                28,600,000       35,047,588
                                                                ----------       ----------
 TOTAL EQUITY                                                   40,350,000       56,301,862
                                                                ----------       ----------

 RELATIVE VALUE - 26.4%
 EQUITY - 2.9%
 FrontPoint Utility
   and Energy Fund, LP                            12/01/06       5,000,000        5,207,719      Quarterly
                                                                ----------       ----------
 MULTI-STRATEGY-21.6%
 Amaranth Partners, LLC                            4/01/03       3,128,222          707,299      Annually
 Elliot Associates, LP                             4/01/03       5,600,000        8,797,758      Semi-annually
 Fore Convertible Fund, LP                         7/01/06       5,250,000        5,858,734      Quarterly
 OZ Domestic Partners II, LP                       2/01/04       6,150,000        8,988,958      Annually
 Stark Investments, LP++                           4/01/03       5,300,000        8,055,024      Annually
 SuttonBrook Capital Partners, LP                  1/01/07       5,500,000        5,807,077      Quarterly
                                                                ----------       ----------
                                                                30,928,222       38,214,850
                                                                ----------       ----------
 STATISTICAL ARBITRAGE - 1.9%
 Goldman Sachs Global Equity
   Opportunity Fund, LLC                           5/01/05       2,500,000        3,417,992      Monthly
                                                                ----------       ----------
 TOTAL RELATIVE VALUE                                           38,428,222       46,840,561
                                                                ----------       ----------







--------------------------------------------------------------------------------
 See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------
 March 31, 2007


                                                   Initial
                                                 Acquisition                      Fair
 PORTFOLIO FUNDS (CONTINUED)                        Date          Cost            Value       Liquidity*
                                                    ----          ----            -----       ----------

 CREDIT - 3.4%
 LONG / SHORT CREDIT - 3.4%

 Feingold O'Keeffe Capital I, LP                   3/01/05     $ 4,700,000      $ 6,049,713      Quarterly
                                                              ------------     ------------

 TOTAL INVESTMENTS IN
   PORTFOLIO FUNDS - 92.7%                                     117,778,222      164,213,827
                                                              ------------     ------------
 MONEY MARKET FUND - 3.3%
 Federated Prime
   Obligations Fund - 5.2%**                                     5,795,594        5,795,594

                                                              ------------     ------------
 TOTAL INVESTMENTS-96.0%                                       123,573,816      170,009,421
 Other Assets, Less Liabilities - 4.0%                                            7,119,862
                                                                               ------------
 MEMBERS' CAPITAL - 100.0%                                                     $177,129,283
                                                                               ============


--------------------------------------------------------------------------------
* Available frequency of redemption after initial lock-up period. Other liquidity restrictions may apply.

** Represents annualized 7-day yield at March 31, 2007.

+  Liquidity restricted. See discussion in Note 5 to the financial statements.

++ A portion of the assets of this Portfolio Fund are held in side pockets, which have restricted liquidity. See discussion in Note 5 to the financial statements.

Detailed information about the Portfolio Funds is not available. The percentage shown for each investment strategy reflects the value in total category as a percentage of members' capital.

 See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
--------------------------------------------------------------------------------
 March 31, 2007



  ASSETS
  Investments, at fair value (cost $123,573,816)                   $170,009,421
  Receivable for Portfolio Funds sold                                 7,158,757
  Prepaid investment (See Note 4)                                     2,000,000
  Prepaid assets                                                         45,012
  Interest receivable                                                    23,828
                                                                   ------------
    TOTAL ASSETS                                                    179,237,018
                                                                   ------------

  LIABILITIES
  Contributions received in advance                                   1,490,000
  Management fee payable                                                223,386
  Administration fee payable                                            107,368
  Accrued expenses and other liabilities                                286,981
                                                                   ------------
    TOTAL LIABILITIES                                                 2,107,735
                                                                   ------------
  NET ASSETS                                                       $177,129,283
                                                                   ------------

 MEMBERS' CAPITAL REPRESENTED BY:
  Net capital                                                      $130,693,678
  Net unrealized appreciation of investments                         46,435,605
                                                                   ------------
                                                                   $177,129,283
                                                                   ============

--------------------------------------------------------------------------------
 See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
 For the Year Ended March 31, 2007

  INVESTMENT INCOME
     Interest                                                         $266,883
                                                                   -----------

  EXPENSES
    Management fees                                                  2,581,000
    Investor servicing fees                                            548,675
    Administration fees                                                430,158
    Professional fees                                                  306,228
    Board of Managers fees                                             118,522
    Printing                                                            89,319
    Insurance                                                           70,572
    Registration fees                                                   55,053
    Miscellaneous                                                       60,500
                                                                   -----------
    TOTAL EXPENSES                                                   4,260,027
                                                                   -----------

    NET INVESTMENT LOSS                                             (3,993,144)
                                                                   -----------

  REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain on investments                                   3,952,857
  Net change in unrealized appreciation on investments              12,236,444
                                                                   -----------
  Net realized and unrealized gain on investments                   16,189,301
                                                                   -----------
  NET INCREASE IN MEMBERS' CAPITAL RESULTING
    FROM OPERATIONS                                                $12,196,157
                                                                   ===========

--------------------------------------------------------------------------------
 See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------


                                                         FOR THE YEAR           FOR THE YEAR
                                                             ENDED                  ENDED
                                                        MARCH 31, 2007         MARCH 31, 2006
                                                        ------------           ------------
  FROM OPERATIONS
     Net investment loss                                 $(3,993,144)           $(3,594,099)
     Net realized gain on investments                      3,952,857              3,125,557
     Net change in unrealized appreciation on
      investments                                         12,236,444             19,079,641
     Payment by Affiliate (Note 3)                                --                151,468
                                                        ------------           ------------
     Net increase in members' capital resulting
       from operations                                    12,196,157             18,762,567
                                                        ------------           ------------

  FROM MEMBERS' CAPITAL TRANSACTIONS
     Members' contributions                               28,461,326             31,443,174
     Members' redemptions due to Repurchase Offers
       (net of redemption fees) (Note 1)                 (23,285,161)           (21,309,891)
                                                        ------------           ------------
     Net increase in members' capital from
       capital transactions                                5,176,165             10,133,283
                                                        ------------           ------------

  CHANGE IN MEMBERS' CAPITAL
     Beginning of Year                                   159,756,961            130,861,111
                                                        ------------           ------------

     End of Year                                        $177,129,283           $159,756,961
                                                        ============           ============


--------------------------------------------------------------------------------
 See notes to financial statements.

 BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
 For the Year Ended March 31, 2007

  CASH FLOWS FROM OPERATING ACTIVITIES
  Net increase in members' capital resulting from operations          $ 12,196,157

  ADJUSTMENTS TO RECONCILE NET INCREASE IN MEMBERS' CAPITAL
    RESULTING FROM OPERATIONS TO NET CASH USED IN
      OPERATING ACTIVITIES:
        Net change in unrealized appreciation on investments           (12,236,444)
        Net realized gain on investments                                (3,952,857)
        Purchase of Portfolio Funds                                    (44,200,000)
        Proceeds from sale of Portfolio Funds                           53,774,635
        Net proceeds from sale of money market fund                        360,608

        CHANGE IN ASSETS AND LIABILITIES:
          Increase in receivable for Portfolio Funds sold               (4,549,012)
          Increase in prepaid investment                                (2,000,000)
          Decrease in prepaid assets                                           460
          Increase in interest receivable                                  (18,295)
          Increase in management fee payable                                23,308
          Increase in administration fee payable                            19,533
          Decrease in accrued expenses and other liabilities                (9,675)
                                                                      ------------
            Net cash used in operating activities                         (591,582)

  CASH FLOWS FROM FINANCING ACTIVITIES
        Proceeds from members' contributions including contributions
          received in advance                                           24,794,339
        Members' redemptions due to Repurchase Offers
         (net of redemption fees and Members redemptions
          payable)                                                     (24,203,557)
                                                                      ------------
          Net cash provided by financing activities                        590,782

  Net decrease in cash                                                        (800)
  CASH AT BEGINNING OF YEAR                                                    800
                                                                      ------------
  CASH AT END OF YEAR                                                 $         --
                                                                      ============


--------------------------------------------------------------------------------
 See notes to financial statements.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 March 31, 2007

NOTE 1. ORGANIZATION

BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), formerly known as Ivy Multi-Strategy Hedge Fund LLC, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware limited liability company on September 25, 2002 and commenced operations on April 1, 2003. At March 31, 2007, an affiliate of BNY Investment Advisors (the "Adviser") had an investment in the Fund of approximately $1.1 million.

The Adviser is a registered investment adviser with the SECand a division of The Bank of New York, a New York state chartered bank. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. Ivy Asset Management Corp. ("Ivy"), a direct, wholly-owned subsidiary of BNYCo, and a registered investment adviser with the SEC, has been retained by the Adviser to provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement").

On December 4, 2006, Mellon Financial Corporation ("Mellon Financial") and BNYCo announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, The Bank of New York, the Advisor and Ivy would become wholly-owned subsidiaries of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNYCo's and Mellon Financial's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNYCo expect the transaction to be completed in the third quarter of 2007.

The Fund's investment objective is to provide above average capital appreciation with low to moderate volatility of investment returns. The Fund pursues its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "Event Driven", "Relative Value", "Equity" and "Credit" investment strategies. In allocating the Fund's assets for investment, Ivy focuses on the selection of Portfolio Managers that have achieved above average investment returns through different market cycles, with additional consideration given to those managers that have achieved good performance during adverse market conditions. Ivy has primary responsibility for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.

Initial and additional subscriptions for Interests in the Fund are generally accepted as of the first day of each month, unless otherwise determined by the Fund's Board of Managers (the "Board").

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION (CONTINUED)

Initial and additional subscriptions for Interests are accepted into the Fund at net asset value based on the net asset value determined as of the last business day preceding the first of the month. The Fund, from time to time, may offer to repurchase outstanding Interests at net asset value pursuant to written tenders by members ("Members"). Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. A repurchase fee equal to 1% of the value of an Interest repurchased by the Fund will apply if the repurchase occurs less than one year following the date of the Member's initial investment in the Fund. Repurchase fees, if any, will be retained by the Fund and recorded as an increase to members' capital.

The following is a summary of the Fund's repurchase activity for the fiscal years ended March 31, 2007 and 2006:


    REPURCHASE VALUE         COMMENCEMENT          EXPIRATION DATE            INTEREST         REPURCHASE
          DATE               DATE OF OFFER             OF OFFER              REPURCHASED           FEE
-------------------         --------------          ---------------         -------------      ----------
   June 30, 2005            May 2, 2005            May 27, 2005             $10,114,096          $16,582
   December 31, 2005        November 1, 2005       November 30, 2005         11,212,377                --
   June 30, 2006            May 2, 2006            May 30, 2006               6,094,231                --
   December 31, 2006        October 20, 2006       November 17, 2006         17,192,985            2,055

In general, the Fund will initially pay 95% of the estimated value of the repurchased Interests of Members within one month after the value of the Interests to be repurchased is determined. The remaining amount will be paid out promptly after completion of the Fund's year end audit.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The  preparation  of financial  statements  in  conformity  with U.S.  generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

A. INVESTMENT VALUATION

The Fund values its investments in accordance with the valuation principles set forth and established by the Board. These procedures require that the Fund values its investments in Portfolio Funds at fair value. Fair value of these investments ordinarily will be the value determined as of the end of each fiscal period (as defined in the Fund's registration statement) by the Portfolio Managers of each Portfolio Fund, and will ordinarily be the amount equal to the Fund's pro rata interest in the net assets of such Portfolio Fund. Such valuations are net of management and performance incentive fees or allocations payable to the Portfolio

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

A. INVESTMENT VALUATION (CONTINUED)

Funds' managers pursuant to the Portfolio Funds' agreements. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions except on an annual basis, the Fund generally will not be able to determine the fair value of investments or their net asset values other than as of the end of each month and may not be able to verify valuation information provided to the Fund by Portfolio Managers.

Where no value is readily available from a Portfolio Fund or where a value supplied by a Portfolio Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine, in good faith, the fair value of the Portfolio Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Fund's registration statement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

To the extent that the Fund invests any of its assets through Portfolio Accounts (as defined in the Fund's registration statement), or otherwise owns securities other than interests in Portfolio Funds, the Fund will value US exchange traded securities and securities included in the Nasdaq National Market System at the last composite sales price as reported on the exchanges where such securities are traded. Securities traded on a foreign securities exchange will be valued at the last sales price on the exchange where such securities are primarily traded. Listed option and futures contracts will be valued using last sales prices as reported by the exchange with the highest recorded daily volume for such options or futures contract.

Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

B. INCOME RECOGNITION

Interest income is recorded on the accrual basis. Realized gains and losses from Portfolio Fund withdrawals are recognized on a specific-identification basis.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

C. ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF
OFFERING COSTS

Net profits or net losses of the Fund for each fiscal period will be allocated among, and credited to or debited against, the capital accounts of Members as of the last day of each fiscal period in accordance with the Members' respective investment percentages as of the beginning of the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments) and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof).

D. INCOME TAXES

The Fund is classified as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income tax has been provided by the Fund. Each Member is individually required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

For the year ended March 31, 2007, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies," the Fund reclassified $3,993,144 and $3,952,857 from accumulated net investment loss and accumulated net realized gain, respectively, to net capital. This reclassification was to reflect, as an adjustment to net capital, the amounts of taxable income or loss that have been allocated to the Members and had no effect on members' capital.

At March 31, 2007, the cost of investments for Federal Income Tax purposes was estimated to be $153,218,073. Accordingly, accumulated net unrealized appreciation on investments was $16,791,348 consisting of $19,189,727 gross unrealized appreciation and $2,398,379 gross unrealized depreciation.

E. LIMITATION OF MEMBER LIABILITY

Generally, except as provided under applicable law or under the Fund's registration statement, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Subject to applicable law, a Member may be obligated to return to the Fund certain amounts distributed to the Member.

F. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program, subject to the ultimate supervision of and subject to any policies established by the Board of the Fund.

In consideration of services provided by the Adviser, the Fund pays the Adviser a fee, the "Management Fee," computed and paid monthly, at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of every month. The Adviser pays Ivy, pursuant to the Sub-Advisory Agreement, for its services in an amount equal to 50% of the Management Fee received by the Adviser. The fee paid to Ivy is borne by the Adviser, not the Fund.

The Bank of New York (the "Administrator") provides various administration, fund accounting, member accounting, taxation and investor servicing services to the Fund. In consideration of these services, the Fund pays the Administrator a fee, computed and paid quarterly, of an amount equal to 0.25% of the Fund's net assets on an annual basis and reimburses the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide these services to the Fund.

The Bank of New York (the "Custodian") also serves as the custodian of the Fund's assets. Custodian fees are included in the 0.25% administration fees referred to above.

BNY Hamilton Distributors, Inc. (the "Distributor") (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered to investors meeting all qualifications for investment in the Fund. These Interests are offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents").

The Adviser (or one of its affiliates) may pay from its own resources compensation to brokers and dealers of up to 1% of the value of Interests sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to Selling Agents from its own resources in an amount up to 0.90% per annum of the aggregate value of Interest held by Members that are customers of those Selling Agents (less the amount of any investor servicing fees paid to them by the Fund).

The Fund pays a quarterly fee (the "Investor Servicing Fee") to the Distributor to reimburse it for payments made to Selling Agents and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

their customers ("Investor Service Providers"). This fee will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the average monthly aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of each month (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider.

Each Manager of the Board receives an annual retainer of $10,000 plus a fee for each meeting attended. Effective January 2007, the Chairman of the Board and Audit Committee Chairperson receive an additional $3,000 to the annual retainer. All Managers are reimbursed by the Fund for all reasonable out-of-pocket expenses.

The Adviser and Ivy are contractually required, among other things, to supervise the investment and reinvestment of the Fund's assets, including its cash balances. However, from commencement of operations until December 5, 2005, the Fund's uninvested cash instead was maintained in the Fund's custody account with the Custodian and credited with interest at the same rates paid to other accounts serviced by the Custodian. Beginning on December 6, 2005, the Fund's uninvested cash has been invested in an unaffiliated money market fund. The Custodian made a payment of $151,468 to the Fund on January 20, 2006. This amount, which represents the difference between the interest credited to the Fund by the Custodian and the amount of interest that would have been received by the Fund if it had earned interest at the effective daily Federal Funds rate during the applicable period, is believed to approximate the amount that the Custodian earned on the Fund's uninvested cash. This amount plus the interest that was previously credited to the Fund is believed to be comparable to what the Fund would have earned had such cash been invested in a money market fund.

NOTE 4. PORTFOLIO TRANSACTIONS

Aggregate purchases and sales of investments (excluding short-term investments) for the year ended March 31, 2007, amounted to $44,200,000, and $53,774,635, respectively.

The Fund paid $2,000,000 in advance for the purchase of Goldman Sachs Global Equity Opportunity Fund, LLC, which was effective on April 1, 2007.

NOTE 5. PORTFOLIO FUND INVESTMENTS

The Fund invests in Portfolio Funds, none of which are related parties, that are managed by Portfolio Managers that pursue Event Driven, Relative Value, Equity and Credit investment strategies. Portfolio Funds are investment funds typically organized as limited partnerships that

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 5. PORTFOLIO FUND INVESTMENTS (CONTINUED)

do not publicly offer their securities and are not required to register under the 1940 Act. The typical Portfolio Fund has greater flexibility as to the type of securities it may own, the types of trading strategies it may employ and the amount of leverage it may use.

The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures and distressed securities including low-grade bonds and convertible hedging. The Fund's risk of loss in these Portfolio Funds is limited to the value of these investments as reported by the Fund.

The agreements related to Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance incentive fees or allocations of 15%-25% of net profits earned. The Portfolio Funds provide for periodic redemptions. However, with respect to certain Portfolio Funds, there are lock-up provisions of up to three years from the date of the Fund's initial investment and there may be other restrictions on redemption rights that limit the Fund's ability to withdraw capital from the Portfolio Funds. At March 31, 2007, two Portfolio Funds, Cobalt Partners, LP and Eminence Partners, LP, had a lock-up extending beyond one year from March 31, 2007. These lock-up periods end on February 28, 2009. Additionally, other liquidity restrictions may apply. Detailed information about the Portfolio Funds is included on the Schedule of Investments.

Some of the Portfolio Funds may hold a portion of their assets in "side pockets," which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Portfolio Fund's investment manager. At March 31, 2007, approximately 0.10% of the Fund's capital was invested in side pockets maintained by the Portfolio Funds.

NOTE 6. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

--------------------------------------------------------------------------------

NOTE 6. BORROWINGS (CONTINUED)

Borrowings by the Fund for investment purposes (a practice known as "leverage") involve certain risks. Any such borrowings by the Fund are made solely for Portfolio Accounts and are not principal investment strategies of the Fund. There were no borrowings by the Fund during the year ended March 31, 2007.

Portfolio Funds that are not registered investment companies are not subject to the 300% asset coverage requirement referred to above.

NOTE 7. FINANCIAL HIGHLIGHTS

The following represents the ratios to average Members' capital and other supplemental information for each year:



                                                                                      April 1, 2003 (a)
                                 Year Ended         Year Ended         Year Ended          through
                               March 31, 2007     March 31, 2006     March 31, 2005    March 31, 2004
                               --------------     --------------     --------------    --------------
Net assets, end of
  period (000)                      $177,129         $159,757            $130,861            $89,246
Ratio of net investment
  loss to average
  Members' capital                     (2.32)%          (2.50)%             (2.59)%            (2.75)%
Ratio of expenses to
  average Members'
  capital (b)                           2.48%            2.57%               2.60%              2.76%(d)
Total Return                            7.22%           13.51%(c)            5.10%              8.38%
Portfolio turnover rate                   26%              26%                 25%                19%

--------------------------------------------------------------------------------
(a)  Commencement of operations.
(b) Ratios do not reflect the Fund's proportionate share of the income and expenses of the Portfolio Funds.
(c) For the fiscal year ended March 31, 2006, 0.10% of the Fund's total return consists of a payment by an Affiliate. Excluding this item, the total return would have been 13.41% (see Note 3).
(d) Ratio of expenses to average Members' capital excluding organization expenses is 2.56%.

Net investment loss ratio, expenses to average Members' capital ratio and total return are calculated for the Members as a whole. An individual Member's return may vary from this return based on the timing of capital transactions.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

NOTE 8. NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period for registered investment companies. As a result, the Fund would be required to incorporate FIN 48 in its semi-annual report on September 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact to the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE 9. SUBSEQUENT EVENTS

From April 1, 2007 through May 23, 2007, the Fund received additional contributions from Members of $1,275,000.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 REPORT OF INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Members and Board of Managers of
BNY/Ivy Multi-Strategy Hedge Fund LLC

We have audited the accompanying statement of assets, liabilities and members' capital of BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), including the schedule of investments, as of March 31, 2007, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2007, by correspondence with the custodian and management of the portfolio funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BNY/Ivy Multi-Strategy Hedge Fund LLC at March 31, 2007, the results of its operations and its cash flows for the year then ended, and the changes in members' capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                             /s/ ERNST & YOUNG LLP




May 30, 2007

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 MANAGERS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The managers and executive officers of the BNY/Ivy Multi-Strategy Hedge Fund and their principal occupations during the past five years are:


                                                  Principal Occupations
Manager                  Position                 During Past Five Years
-------                  --------                 ----------------------

Carla Diane Hunter       Manager                  Chief Operating Officer, Weizmann Global Endowment
Age 52                                            Management  Trust,  since  October  2002;  Director of
                                                  Investments and Treasury, Museum of Modern Art, New York
                                                  City, from April 1997 to September 2002.

Arthur Williams III      Manager                  President and Chief Investment Officer, Pine Grove
Age 66                                            Associates, Inc., since 1994.

Rodney S. Yanker         Manager                  Co-founder and Senior Partner, Alternative Asset
Age 47                                            Managers, L.P. since June 2004; Founder and Managing Director,
                                                  Affiliated Alternative Managers, LLC, from January 1996 to May 2004.

Newton P.S. Merrill*     Manager                  Retired; Senior Executive Vice President, The Bank of
Age 67                                            New York, from April 1994 to May 2003.

Robert M. Bowen          Manager                  Retired; formerly Executive Vice President, Callan
Age 70                                            Associates, 1993-2001.

Robert J. Dwyer          Manager                  Retired; Advisory Director of Morgan Stanley & Co.
Age 63                                            and President of Dwyer Family Foundation; formerly
                                                  Executive Vice President of Morgan Stanley Dean Witter.

Joseph Murphy**          President and            Managing Director, The Bank of New York, since
Age 43                   Principal Executive      April 2001.
                         Officer

Guy Nordahl              Treasurer and            Vice President, The Bank of New York, since
Age 41                   Principal Financial      November 1999.
                         Officer

Ellen Kaltman            Chief Compliance         Managing Director, Compliance, The Bank of
Age 58                   Officer                  New York, 1999 to Present.



--------------------------------------------------------------------------------
 * Interested Manager.
** Effective May 23, 2007, Joseph Murphy was elected to serve as the President and Principal Executive Officer to the Fund. Prior to that date, those positions were held by Steven Pisarkiewicz.

BNY/IVY MULTI-STRATEGY HEDGE FUND LLC

 INFORMATION ABOUT ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

The Advisory Agreement and the Sub-Advisory Agreement (collectively, the "Advisory Agreements") may be continued in effect from year to year thereafter subject to approval by: (i) the Fund's Board; or (ii) the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval.

At a meeting of the Board held on May 23, 2006, all of the Managers, including all of the Independent Managers, approved a continuation of the Advisory Agreements for an additional annual period. In considering this matter, the Managers reviewed various written materials including: performance information on and expense ratios of comparable funds; and information relating to the costs and profitability of the Adviser ("Profitability Analysis").

In approving the renewal of the Advisory Agreements, the Managers evaluated: (i) the nature, extent and quality of services provided by the Adviser and Ivy; (ii) the investment performance of the Fund, the Adviser and Ivy; (iii) the costs of services provided and the profits realized by the Adviser and Ivy from their relationships with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of investors.

In considering the nature, extent and quality of services that the Adviser and Ivy provide to the Fund, the Managers reviewed the structure and capabilities of the Adviser and Ivy, including the qualifications of key personnel, and technology and operational support, which support the services provided to the Fund. The Managers agreed that the Fund benefits from the services provided by the Adviser and Ivy, and discussed the nature, scope and quality of services provided to the Fund by BNYand IVY. In doing so, the Managers considered Ivy's research and portfolio management capabilities, as well as the Adviser's extensive administrative, accounting and compliance infrastructure. The Managers noted their overall satisfaction with the nature, quality and extent of services provided by the Adviser and Ivy and concluded that the Fund was receiving all services required from the Adviser and Ivy under their respective agreements with the Fund and that these services were of high quality.

The Managers also considered the price paid for advisory services, including information on fees and expenses of the Fund contained in the materials provided to the Managers. They reviewed the advisory fee and expense ratio of the Fund, as well as the advisory fees and expense ratios of other similar registered funds of hedge funds. In this regard, the Managers concluded that the fees and expenses of the Fund are within the range of those of similar funds.

The Managers also considered the investment performance of the Fund and compared the Fund's performance to that of comparable funds. The Managers concluded that the Fund's performance compared favorably with the performance of similar registered funds.

The Managers also considered the profitability realized by the Adviser and Ivy, relying principally on the Profitability Analysis. The representatives of the
Adviser stated that neither the Adviser nor Ivy receives any significant indirect benefits from their relationships with the Fund. After reviewing the information contained in the Profitability Analysis, the Managers determined that the profitability percentage indicated therein was not so disproportionately large that it bore no reasonable relationship to the services rendered and also determined that, given the overall performance of the Fund and high quality service levels, profitability to the Adviser and Ivy was not excessive. With regard to economies of scale, the Managers noted that economies of scale are realized when a fund's assets increase significantly. The Managers concluded that, although the Fund's net assets have grown since its inception, the Fund had not reached an appropriate size to support fee reductions based on economies of scale realized by the Adviser or Ivy.

Based on the information provided to the Managers and the considerations and conclusions described above, the Board, including a majority of the Independent Managers, determined that: (i) it is appropriate that the Adviser and Ivy continue to provide services to the Funds; (ii) the fee paid by the Fund for these services is fair and reasonable; and (iii) it is in the best interests of the Fund to renew each of the Agreements for an additional one-year period.

                     [This page intentionally left blank.]

A description of the Fund's proxy voting policies and procedures is available, without charge and upon request, by calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122 or accessing the Securities and Exchange Commission's ("Commission") website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling the BNY/Ivy Multi-Strategy Hedge Fund LLC Services Division at (877) 470-9122; or (ii) accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Fund is available to investors who have a personal net worth (or joint net worth with their spouse) of more than $1.5 million or that meet certain other qualification requirements. Interests in the Fund are not transferable; however liquidity may be available through repurchase offers made at the discretion of the Board of Managers of the Fund.

FOR MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND ONGOING FEES, PLEASE CALL 1.877.470.9122 TO RECEIVE A PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION ("SAI"). READ THE PROSPECTUS AND SAI CAREFULLY BEFORE INVESTING OR SENDING MONEY.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objectives. The prospectus contains a more complete description of the risks associated with the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Fund's prospectus.

The Fund is distributed by BNY Hamilton Funds Distributors, Inc., which is not affiliated with The Bank of New York. The Bank of New York, as adviser, and Ivy Asset Management Corp., as investment manager, both receive compensation for providing advisory and other services to the Fund.

---------------------------------------------------------------------------------------------------------------
   NOT FDIC, STATE OR                                MAY LOSE                        NO BANK, STATE OR
   FEDERAL AGENCY INSURED                            VALUE                           FEDERAL AGENCY GUARANTEE
---------------------------------------------------------------------------------------------------------------

                        [IVY ASSET MANAGEMENT CORP. LOGO]

               A subsidiary of The Bank of New York Company, Inc.


IMS-3-07

ITEM 2. CODE OF ETHICS.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code is filed as an exhibit to this report on Form N-CSR under item 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.


The Registrant's Board of Managers has determined that Audit Committee Chairperson, Carla D. Hunter, qualifies as an audit committee financial expert ("ACFE"), as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Managers in the absence of such designation or identification. Ms. Hunter is independent as defined in Form N-CSR Item 3(a)(12).


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

                                  2007: $80,000
                                  2006: $74,000

(b) AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this item were as follows:

                                    2007: $0
                                    2006: $0

(c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

                                    2007: $0
                                    2006: $0

(d) ALL OTHER FEES. The aggregate fees billed for the last two years for products and services provided by the principle accountant, other than the services reported above in Items 4(a) through (c) were as follows:

            SAS 70 Mutual Fund
                Accounting &                SAS 70 Trust Custody &
              Administration                  Securities Lending

        --------------------------          ----------------------
        2007:  $747,172 (estimate)          2007:  $839,244 (estimate)

        2006:  $747,172                     2006:  $839,244


(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Per Rule 2-01(c)(7)(A), the Audit committee pre-approves all of the Audit Fees of the Registrant. The audit-related fees related to the SAS 70 Reports which were performed by Ernst & Young LLP were pre-approved at the Bank's Audit Committee meeting.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Carla D. Hunter, Arthur Williams III, Rodney S. Yanker, Robert M. Bowen and Robert J. Dwyer.

ITEM 6. SCHEDULE OF INVESTMENTS.

The  schedule is included  as a part of the report to  shareholders  filed under
Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated the voting of proxies relating to its voting securities to the Ivy Asset Management Corp., its sub-advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Farzine Hachemian is Director, Investments and serves in the Portfolio Management group. Mr. Hachemian is also a member of Ivy's Investment Committee. In addition to having portfolio management responsibilities, Mr. Hachemian will work closely with the Investment Committee in its oversight of manager allocations and portfolio strategy. Prior to joining Ivy in May 2007, Mr. Hachemian was a Founder and Managing Partner of Celestar Capital Advisors, an alternative asset management firm that provides hedge fund manager research, asset allocation and risk management services to institutional investors. Prior to Celestar, Mr. Hachemian held key roles with several companies in the AXA Group in New York and Paris, most recently as President of AXA Alternative Advisors, where he was co-Chief Investment Officer of the group's hedge fund of fund products, with responsibility for tactical and strategic asset allocation as well as manager research. At that time, Mr. Hachemian also served as a member of the AXA Assurance investment committee and AXA Investment Managers new product committee. Prior to this role, Mr. Hachemian served in the Treasury Department of AXA Group, where he was at various times responsible for public and private debt financing, foreign exchange trading, project finance transactions and real estate portfolios. Mr. Hachemian earned a business degree from Universite Paris XII, and a Master's Degree in Management from Universite Paris I Pantheon Sorbonne.

Mr. Hachemian also manages other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of the most recent practicable date: (i) the number of other registered investment companies, pooled investment vehicles (unregistered) and other accounts managed by Mr. Hachemian; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

                                    Registered Investment    Pooled Investment         Other Accounts
                                    Companies Managed by     Vehicles Managed          Managed
                                    Fund's Portfolio         by Fund's Portfolio       by Fund's Portfolio
                                    Manager                  Manager                   Manager

                                              Total Assets            Total Assets               Total Assets
Name of Fund's Portfolio Manager    Number    (in millions)  Number   (in millions)    Number    (in millions)
Farzine Hachemian                   0          $0            0        $0               5         $1,957

                      Registered Investment                 Pooled Investment               Other Accounts
                      Companies Managed by                  Vehicles Managed                Managed
                      Fund's Portfolio                      by Fund's Portfolio             by Fund's Portfolio
                      Manager                               Manager                         Manager
                                                                                                            Total Assets
                                                                            Total Assets                    with
Name                  Number with      Total Assets with                    with            Number with     Performance-
of Fund's             Performance-     Performance-         Number with     Performance-    Performance-    Based  Fees
Portfolio             Based Fees       Based Fees           Performance-    Based Fees      Based Fees      (in millions)
Manager                                (in millions)        Based Fees      (in millions)
Farzine Hachemian     0                $0                   0               $0              3               $1,239


POTENTIAL CONFLICTS OF INTEREST

Mr. Hachemian may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by Ivy may vary among these accounts and Mr. Hachemian may personally invest in these accounts. These factors could create conflicts of interest because Mr. Hachemian may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if Mr. Hachemian identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Mr. Hachemian may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Ivy believes that these risks are mitigated by the fact that accounts with like investment strategies managed by Mr. Hachemian are generally managed in a similar fashion and Ivy has a policy that seeks to allocate opportunities on a fair and equitable basis.

FUND'S PORTFOLIO MANAGER COMPENSATION

Mr. Hachemian is compensated for his services by Ivy. His compensation consists of a fixed salary, an annual bonus, a retirement plan and standard various other compensation related benefits. His salary and annual bonus are based on a variety of factors, including, without limitation, the financial performance of Ivy, the general performance of the portfolios which he manages (generally measured against the performance of other comparable accounts), execution of managerial responsibilities, client interactions and teamwork support.

SECURITIES OWNERSHIP

As of May 31, 2007, Mr. Hachemian did not beneficially own an Interest in the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Managers that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

a) Based on their evaluation on May 29, 2007, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY/Ivy Multi-Strategy Hedge Fund LLC (the "Fund") believe that there were no significant deficiencies in the design or operation of the internal controls of the Fund or BNY Investment Advisors (the "Adviser"), the investment adviser, Ivy Asset Management Corp. ("Ivy"), the investment manager and The Bank of New York (the "Administrator"), administrator of the Fund, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as distributor for the Fund, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Fund, or Adviser, or Ivy, or Bisys on behalf of the Fund, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Fund have identified no material weaknesses in such internal controls on behalf of the Fund. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Fund who have a significant role in the Fund's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of the Adviser or the officers of the Fund, including its President and Treasurer.

b) There were no significant changes in the Fund and the Adviser's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Fund or in other factors with respect to the Fund that could have significantly affected the Fund's or the Adviser's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Fund or the Adviser during such period.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY/Ivy Multi-Strategy Hedge Fund LLC
             -------------------------------------

By:   /s/ Joseph Murphy
    -----------------------
Name:     Joseph Murphy

Title:   President

Date:    July 31, 2007

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Joseph Murphy
    -----------------------
Name:     Joseph Murphy

Title:   President

Date:    July 31, 2007



By:   /s/ Guy Nordahl
    -----------------------
Name:     Guy Nordahl

Title:   Treasurer

Date:    July 31, 2007